Rule 497(e)

File Nos. 333-146241 and 811-22102

Individual Retirement Bonus VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company of New York

In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated June 18, 2013

To the Prospectus dated May 1, 2013

Effective on or about July 12, 2013 (the “Effective Date”), QS Investors, LLC. will no longer serve as subadvisor to the DWS Core Equity VIP fund (the “Fund”). Accordingly, as of the Effective Date, all references to QS Investors, LLC. in the description of the Fund in the Prospectus are hereby deleted.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2013. Please keep this supplement for future reference.